Other Expense, Net (Tables)	12 Months Ended
Mar. 31, 2022
Other Income and Expenses [Abstract]
Summary of Other Expense, Net From Continuing Operations
Other expense, net was as follows (in thousands):

	Years Ended March 31,
	2022	2021
Loss from equity method investment	$—	$3,750
Interest income	(369)	(1,418)
Interest expense	7,041	2,809
Other (income) expense	(3,237)	3,560

Total	$3,435	$8,701